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                                                                      Exhibit j



                         Independent Auditors' Consent
                         -----------------------------

We consent to the reference to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the use of our report dated July 2, 1999 as incorporated by reference herein.



                                                       /s/ KPMG LLP

Columbus, Ohio

July 23, 1999